UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Proskauer Rose, LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, DC 20004-2533 (202) 416-6828

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Report to Shareholders.

Q4 2024 Shareholder Letter

We are incredibly proud of our recent announcement of the signing of a definitive agreement for 180 Degree Capital Corp. (“180 Degree Capital”) to enter into a business combination (the “Business Combination”) with Mount Logan Capital Inc. (“Mount Logan”). For those of you who have not had a chance to listen to our joint call with the team from Mount Logan or review the presentation deck that summarizes the proposed transaction, both can be found at https://ir.180degreecapital.com/ir-calendar/detail/2908/180-degree-capital-and-mount-logan-capital-proposed-merger. We expect to file a registration statement and joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) soon. This document will give us the opportunity to speak with our shareholders more extensively about the proposed Business Combination and the process that led to our Board’s unanimous approval of this strategically important transaction.

This proposed transaction is not the end of 180 Degree Capital. We believe it is the logical next step in our evolution. It is also an opportunity that is not afforded commonly to closed-end funds, particularly since we believe most have limited differentiation. We believe there are clear reasons why 180 Degree Capital has this truly unique opportunity to combine with an asset manager and to transition to an operating company. We will get to those below, but first, I want to touch on why we believe Mount Logan is a proverbial “diamond in the rough.”

Mount Logan has the following attributes that we believe will provide value to 180 Degree Capital shareholders:

•Mount Logan has what we believe to be an outstanding management team comprised of its CEO, Ted Goldthorpe, its Co-Presidents, Matthias Ederer and Henry Wang, and its CFO, Nikita Klassen;
•Mount Logan’s asset management platform has approximately $2.4+ billion of assets under management (as of September 30, 2024) that we believe generates predictable fee revenue that can be used to benefit the growth of the combined company and its shareholders;
•Mount Logan has operational leverage and unique investment access through its association with BC Partners, a leading global private equity and credit firm;
•Mount Logan is focused on what we believe is the fast-growing market of private credit;
•We believe that Mount Logan remains undiscovered by the majority of investors due to it being listed on the Cboe Canada exchange rather than a US national exchange; and
•We believe Mount Logan is significantly undervalued by public market investors.

For 35 years, I have been a value investor attempting to uncover great companies that I believe are trading below their intrinsic value. As we spent more time with Ted and his colleagues over the past six months, it became abundantly clear to us that 1) we believe Mount Logan is one of these great undiscovered and undervalued companies and 2) the combination of our two companies has the potential to unlock substantial value for 180 Degree Capital shareholders by:

1.Shifting the valuation of our business from one based on net asset value to a valuation based on operating metrics with a foundation of what we believe will be more predictable fee-related revenues attributed to earnings from the management of permanent and semi-permanent capital vehicles. Other similar businesses commonly trade based on multiples of operating metrics rather than discounts to net asset value.
2.Changing to an asset-light operating company that leverages an association with BC Partners enables economies of scale that are not possible at 180 Degree Capital’s current size; and
3.Substantially increasing the available capital for us to be able to leverage our relationships with small and microcapitalization public companies, to develop capital structure solutions that seek to unlock value and generate favorable risk-adjusted returns.

I, as the largest individual shareholder of 180 Degree Capital, and Daniel as a top-ten shareholder, could not be more excited about the future of the combined entity. We believe the proposed Business Combination to be the best opportunity to build value for all shareholders of 180 Degree Capital. We believe strongly in 180 Degree Capital's future under the leadership of Ted and his colleagues. I have been an investor in the public markets for 35 years, during which investors entrusted me with billions of dollars of capital. We are interested in building true value for shareholders over the short and long term. We believe this combination achieves both of these objectives.

We are not the only ones who understand the potential for value creation from this Business Combination. Some of our largest shareholders have signed either voting agreements or non-binding indications of support, that when combined with ownership of management and the board, account for approximately 27% of our outstanding shares in the aggregate. We appreciate the time and consideration these shareholders spent to understand the merits of this proposed Business Combination and their support for it.

While we work toward filing the registration statement and joint proxy statement/prospectus for the proposed Business Combination with the SEC, we thought this would be a good time to reflect on our successes since the start of 180 Degree Capital in 2017. We believe that these successes have enabled us to enter at this next phase of 180 Degree Capital's evolution and value creation for our fellow shareholders. Here are some of the data points we are proud of and show our contributions since I joined 180 Degree Capital’s predecessor company board of directors in June 2016, when we started 180 Degree Capital at the end of 2016, and the end of last year:

	June 30, 2016	December 31, 2016	December 31, 2024	Change from December 31, 2016
Day-to-Day Operating Expenses	~$6.0 million	~$6.3 million	~$3.5 million	-44%
% Private Investments	86%	92%	<1%	-91%
% Public Investments	14%	8%	>99%	+91%
% Cash + Public Securities of NAV	21%[1]	27%	102%	+75%
Insider Ownership	2.1%[2]	2.6%[2]	12.7%	+10.1%

1. Net of $5,000,000 in debt on balance sheet as of June 30, 2016.
2. Excludes restricted stock subject to forfeiture provisions. The equity compensation program was terminated in March 2017 in conjunction with 180 Degree Capital’s transition from a business development company to a registered closed-end fund.

We slashed expenses, in part by transitioning from a business development company to a registered closed-end fund structure. A collateral impact of this transition was the elimination of our ability to compensate employees through the issuance of options or restricted stock. We didn’t care. It was the right decision for our shareholders. We transitioned the balance sheet. We substantially increased insider ownership through solely open market purchases. As noted previously, no equity was given to the management team or other employees as compensation. No one has bought and held more stock in the open market than me during that time period.

As the table below shows, we believe our shareholders have benefited from our ability to generate positive returns on our investments since we took over management of 180 Degree Capital. These returns were offset by material declines in the legacy private portfolio that we inherited.

Public Portfolio Contribution to Change in NAV (2017-2024)	Legacy Private Portfolio Contribution to Change in NAV (2017-2024)
+$3.13/share	-$2.41/share

	TURN Public Portfolio Gross Total (Excluding SMA Carried Interest)	TURN Public Portfolio Gross Total (Including SMA Carried Interest)	Change in NAV	Change in Stock Price	Russell Microcap Index	Lipper Peer Group Average
Inception to Date Q4 2016 – Q4 2024	+185.7%	+204.5%	-33.9%	-11.4%	+68.5%	+81.8%

Math is math. Our public market investment strategy over the history of 180 Degree Capital outperformed our comparable peers and indices. It is fair to ask why our stock price has not followed. We believe it is largely because of the significant negative impact of the private portfolio that we inherited, and the discounts disproportionately applied to closed-end funds of our size. Hence, I come back to our proposed Business Combination with Mount Logan, and what we believe it can do to potentially unlock value for 180 Degree Capital shareholders when we are no longer constrained by the market dynamics ascribed to closed-end funds.

We will let our upcoming registration statement and included joint proxy statement/prospectus provide the truth to our shareholders regarding how and why our Board unanimously approved this proposed Business Combination. In the meantime, our work over the prior eight years set up 180 Degree Capital for this next phase of what we believe will be long-term shareholder value creation. We realize our lack of scale has caused our expense ratio to be too high. We believe we have uncovered a unique solution for that and other growth-limiting issues with our proposed Business Combination. Our Board and management team firmly believe that this Business Combination is in the best interest of all of our shareholders. We could not be more excited about the potential for future value creation as a result of combining with Mount Logan, and we look forward to discussing this proposed combination with all of you and prospective future shareholders of the combined entity.

All the best,

Kevin M. Rendino
Chairman and Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed Business Combination, 180 Degree Capital intends to file with the SEC and mail to its shareholders a proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card. In addition, the surviving Delaware corporation, Mount Logan Capital Inc. (“New Mount Logan”) plans to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will register the exchange of New Mount Logan shares in the Business Combination and include the Proxy Statement and a prospectus of New Mount Logan (the “Prospectus”). The Proxy Statement and the Registration Statement (including the Prospectus) will each contain important information about 180 Degree Capital, Mount Logan, New Mount Logan, the Business Combination and related matters. SHAREHOLDERS OF 180 DEGREE CAPITAL AND MOUNT LOGAN ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS CONTAINED IN THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE APPLICABLE SECURITIES REGULATORY AUTHORITIES AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT 180 DEGREE CAPITAL, MOUNT LOGAN, NEW MOUNT LOGAN, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders may obtain copies of these documents and other documents filed with the applicable securities regulatory authorities free of charge through the website maintained by the SEC at https://www.sec.gov and the website maintained by the Canadian securities regulators at www.sedarplus.ca. Copies of the documents filed by 180 Degree Capital are also available free of charge by accessing 180 Degree Capital’s investor relations website at https://ir.180degreecapital.com.

Certain Information Concerning the Participants

180 Degree Capital, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about 180 Degree Capital’s executive officers and directors is available in 180 Degree Capital’s Annual Report filed on Form N-CSR for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and in its proxy statement for the 2024 Annual Meeting of Shareholders (“2024 Annual Meeting”), which was filed with the SEC on March 1, 2024. To the extent holdings by the directors and executive officers of 180 Degree Capital securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the 180 Degree Capital shareholders in connection with the Business Combination will be contained in the Proxy Statement when such document becomes available.

Mount Logan, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Mount Logan in favor of the approval of the Business Combination. Information about Mount Logan’s executive officers and directors is available in Mount Logan’s annual information form dated March 14, 2024, available on its website at https://mountlogancapital.ca/investor-relations and on SEDAR+ at https://sedarplus.ca. To the extent holdings by the directors and executive officers of Mount Logan securities reported in Mount Logan’s annual information form have changed, such changes have been or will be reflected on insider reports filed on SEDI at https://www.sedi.ca/sedi/. Additional information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mount Logan shareholders in connection with the Business Combination will be contained in the Prospectus included in the Registration Statement when such document becomes available.

Non-Solicitation

This letter and the materials accompanying it are not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This letter and the materials accompanying it, and oral statements made from time to time by representatives of 180 Degree Capital and Mount Logan, may contain statements of a forward-looking nature relating to future events within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would,” “forecasts,” “seeks,” “future,” “proposes,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions). Forward-looking statements are not statements of historical fact and reflect Mount Logan’s and 180 Degree Capital’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the Business Combination involving Mount Logan and 180 Degree Capital, including future financial and operating results, Mount Logan’s and 180 Degree Capital’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the Business Combination, and other statements that are not historical facts, including but not limited to future results of operations, projected cash flow and liquidity, business strategy, payment of dividends to shareholders of New Mount Logan, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this press release will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Mount Logan and 180 Degree Capital shareholder approvals; the risk that Mount Logan or 180 Degree Capital may be unable to obtain governmental and regulatory approvals required for the Business Combination (and the risk that such approvals may result in the imposition of conditions that could adversely affect New Mount Logan or the expected benefits of the Business Combination); the risk that an event, change or other circumstance could give rise to the termination of the Business Combination; the risk that a condition to closing of the Business Combination may not be satisfied; the risk of delays in completing the Business Combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the Business Combination may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the Business Combination could have adverse effects on the market price of Mount Logan’s common stock or 180 Degree Capital’s common stock; unexpected costs resulting from the Business Combination; the possibility that competing offers or acquisition proposals will be made; the risk of litigation related to the Business Combination; the risk that the credit ratings of New Mount Logan or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the Business Combination; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Business Combination; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals; risks associated with the evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions; natural and man-made disasters; civil unrest, pandemics, and conditions that may result from legislative, regulatory, trade and policy changes; and other risks inherent in Mount Logan’s and 180 Degree Capital’s businesses. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Readers should carefully review the statements set forth in the reports, which 180 Degree Capital has filed or will file from time to time with the SEC and Mount Logan has filed or will file from time to time on SEDAR+.

Neither Mount Logan nor 180 Degree Capital undertakes any obligation, and expressly disclaims any obligation, to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the information and opinions. The references and link to the website www.180degreecapital.com and mountlogancapital.ca have been provided as a convenience, and the information contained on such websites are not incorporated by reference into this press release. Neither 180 Degree Capital nor Mount Logan is responsible for the contents of third-party websites.

Management's Discussion of Performance for Q4 2024 and the Year Ended December 31, 2024

	Quarter	1 Year	5 Year	Inception to Date
	Q4 2024	Q4 2023- Q4 2024	Q4 2019- Q4 2024	Q4 2016- Q4 2024
TURN Public Portfolio Gross Total Return (Excluding SMA Carried Interest)	7.8%	1.0%	(10.8%)	185.7%
TURN Public Portfolio Gross Total Return (Including SMA Carried Interest)	7.8%	1.0%	(4.8%)	204.5%

Change in NAV	5.5%	(7.6%)	(49.5%)	(33.9%)

Change in Stock Price	8.7%	(10.5%)	(43.1%)	(11.4%)

Russell Microcap Index	5.9%	13.7%	39.8%	68.5%
Russell Microcap Growth Index	14.7%	22.5%	28.2%	57.6%
Russell Microcap Value Index	4.3%	9.7%	49.3%	77.8%
Russell 2000 Index	0.3%	11.5%	42.7%	82.7%
Lipper Peer Group Average	1.6%	10.8%	52.5%	81.8%

Note: The table above assumes the reinvestment of dividend and capital gain distributions, if any, and does not reflect the deduction of taxes that a shareholder would pay, as applicable, on distributions or the redemption of stock by 180 Degree Capital Corp. Past performance does not guarantee future results.

While 180 Degree Capital's increase in NAV, stock price and gross total return on its public market investments largely outperformed our public market index comparables in Q4 2024, the performance of each of these metrics for the year ended December 31, 2024, trailed the indices. Our performance is driven largely by our holdings of microcapitalization publicly traded companies and our concentrated positions in a small number of companies can lead to substantial differences in performance from indices or funds that invest in a large number of positions. The largest contributors to increases and decreases in our net asset value in Q4 2024 and for the year ended December 31, 2024, are shown below:

Investment Results Assuming an Initial Investment of $10,000 at the Inception of 180 Degree Capital Corp. Versus The Russell Microcap Index
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
12/30/16
3/30/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
TURN
Russell Microcap Index

Source: Bloomberg
Note: The graph and table above assumes the reinvestment of dividend and capital gain distributions, if any, and does not reflect the deduction of taxes that a shareholder would pay, as applicable, on distributions or the redemption of stock by 180 Degree Capital Corp. Past performance does not guarantee future results.

Largest increases and decreases in value for the quarter ended December 31, 2024:

Portfolio Company	Total Q/Q Net Change	Total Q/Q Net Change / Share	% Change
Largest Increases in 2024
Quantum Corporation	$3,246,348	$0.32	415%
Brightcove, Inc.	$2,945,314	$0.29	101%
Potbelly Corporation	$1,178,502	$0.12	13%
Ascent Industries Co.	$559,070	$0.06	15%
Arena Group Holdings, Inc.	$531,251	$0.05	67%
Largest Decreases in 2024
Synchronoss Technologies, Inc.	$(4,517,555)	$(0.45)	(36)%
comScore, Inc.	$(380,428)	$(0.04)	(14)%
Commercial Vehicle Group, Inc.	$(315,700)	$(0.03)	(24)%
RF Industries, Inc.	$(80,326)	$(0.01)	(4)%
Aviat Networks, Inc.	$(49,453)	$(<0.01)	(6)%

Largest increases and decreases in value for the year ended December 31, 2024:

Portfolio Company	Total Y/Y Net Change	Total Y/Y Net Change / Share	% Change
Largest Increases in 2024
Synchronoss Technologies, Inc.	$2,894,868	$0.29	55%
Brightcove, Inc.	$2,802,196	$0.28	87%
Quantum Corporation	$2,399,279	$0.24	147%
Mama's Creations, Inc.	$626,644	$0.06	23%
Ascent Industries Co.	$595,575	$0.06	16%
Largest Decreases in 2024
comScore, Inc.	$(4,338,304)	$(0.43)	(65)%
Commercial Vehicle Group, Inc.	$(1,711,120)	$(0.17)	(60)%
Arena Group Holdings, Inc.	$(1,030,069)	$(0.10)	(44)%
Intevac, Inc.	$(736,542)	$(0.07)	(17)%
Aviat Networks, Inc.	$(531,167)	$(0.05)	(20)%

We ended 2024 with the following portfolio of holdings. Substantially all of our assets as of the year ended December 31, 2024, were in securities of publicly traded companies and cash, which was similar to the composition of the portfolio as of December 31, 2023.

Public Portfolio
Portfolio Company	Shares Owned @ 12/31/24	Value @ 12/31/24	% of Net Assets
Common Stocks
Potbelly Corporation	1,091,206	$10,279,161	22.2%
Synchronoss Technologies, Inc.[1]	866,788	$8,309,630	17.9%
Brightcove, Inc.	1,053,580	$4,583,073	9.9%
Ascent Industries Co.	377,750	$4,223,245	9.1%
Intevac, Inc.	1,046,597	$3,558,430	7.7%
Lantronix, Inc.	656,139	$2,703,293	5.8%
comScore, Inc.	400,451	$2,338,634	5.0%
RF Industries, Inc.	472,506	$1,847,498	4.0%
Arena Group Holdings, Inc.	992,992	$1,330,609	2.9%
Commercial Vehicle Group, Inc.	410,000	$1,016,800	2.2%

Derivatives
Potbelly Corporation Warrants for Purchase of Common Stock	80,605	$351,558	0.8%
Synchronoss Technologies, Inc. Options for Purchase of Common Stock	3,334	$22,150	0.0%
Public Portfolio Totals		$40,564,081	87.5%

Total Legacy Private Portfolio		$245,456	0.5%
1 Includes 12,000 shares of restricted stock issued to Kevin Rendino as compensation for being a member of the Board of Directors of Synchronoss Technologies, Inc. All economic and control of these securities has been assigned to 180 Degree Capital Corp.

We ended 2024 with the following percentages of our net assets invested by industry, other than money market investments:

Industry	Value as of December 31, 2024	% of Net Assets
Advertising	$2,338,634	5.0%
Application Software	8,331,780	18.0%
Asset Management & Custody Banks	100,000	0.2%
Communications Equipment	2,703,293	5.8%
Construction Machinery & Heavy Trucks	1,016,800	2.2%
Electronic Manufacturing Services	1,847,498	4.0%
Health Care Equipment	75,000	0.2%
Health Care Technology	0	0.0%
Interactive Media & Services	1,330,609	2.9%
Internet Services & Infrastructure	4,583,073	9.9%
Pharmaceuticals	70,456	0.2%
Restaurants	10,630,719	22.9%
Steel	4,223,245	9.1%
Technology Hardware, Storage & Peripherals	3,558,430	7.7%
Total	$40,809,537

Our investment income for the year ended December 31, 2024, increased by approximately $140,000, or 154%, from the year ended December 31, 2023, due to increases in fees received in conjunction with the service of Kevin M. Rendino on the board of directors of Synchronoss Technologies, Inc., a portfolio company of 180 Degree Capital, and an increase in interest income from our holdings of money-market securities.

Our operating expenses for the year ended December 31, 2024, increased by approximately $450,000, or 12%, from the year ended December 31, 2023, due to approximately $700,000 of expenses related to our proposed business combination with Mount Logan Capital Inc.

The Company does not have a distribution policy and does not make regular distributions to its shareholders, therefore fund performance did not have any effect on maintaining a specified level of distributions on the Company's investment strategies and per share net asset value during the year ended December 31, 2024.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We historically invested in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 100 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 2 percent of our portfolio, excluding money market investments, was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of Potbelly Corporation and options of Synchronoss Technologies, Inc. (Level 3 investments) which are securities of publicly traded companies. Because there is typically no public or readily ascertainable market for our securities of our legacy privately held companies, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries at the time of each investment, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase or decrease in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of December 31, 2024, our largest 10 investments by value, excluding money market investments, accounted for approximately 98 percent of the value of our investment portfolio. Our largest three investments, by value, excluding money market investments, Potbelly Corporation, Synchronoss Technologies, Inc., and Brightcove, Inc., accounted for approximately 25 percent, 20 percent and 11 percent, respectively, of our investment portfolio at December 31, 2024. Potbelly Corporation, Synchronoss Technologies, Inc. and Brightcove, Inc. are publicly traded companies.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

We may from time to time invest in securities that are denominated in foreign currencies. As of December 31, 2024, our investments were not subject to foreign currency risk as they were all denominated in U.S. dollars.

Changes in Investment Objective, Investment Policies, Principal Risks or Persons Responsible for Day-to-Day Management of the Company's Investment Portfolio

Since our last annual report to shareholders, there have been no changes in our investment objective, investment policies, principal risks or persons responsible for day-to-day management of our investment portfolio through December 31, 2024.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024
ASSETS
Investments in securities and other financial instruments, at value:
Unaffiliated publicly traded equity and equity-related securities (cost: $33,568,275)	$29,542,109
Unaffiliated money market fund securities (cost: $6,000,000)	6,000,000
Unaffiliated legacy privately held equity and equity-related securities (cost: $0)	100,000
Non-controlled affiliated publicly traded equity and equity-related securities (cost: $26,358,680)	10,648,264
Non-controlled affiliated legacy privately held equity and equity-related securities (cost: $6,496,930)	75,000
Unaffiliated derivative securities (cost: $224,849)	351,558
Non-controlled affiliated derivative securities (cost: $0)	22,150
Unaffiliated rights to payments (cost: $0)	70,456
Cash	552,100
Prepaid expenses	216,568
Other assets	31,855
Total assets	$47,610,060
LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities	$905,578
Post-retirement plan liabilities	352,480
Total liabilities	$1,258,058
Commitments and contingencies (Note 10)
Net assets	$46,352,002
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.03 par value, 15,000,000 shares authorized; 11,541,079 issued	334,594
Additional paid in capital	101,578,029
Total accumulated distributable loss	(49,299,698)
Treasury stock, at cost 1,540,938 shares	(6,260,923)
Net assets	$46,352,002
Shares outstanding	10,000,141
Net asset value per outstanding share	$4.64

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2024
Income:
Board fees from portfolio companies	$65,000
Board fees from portfolio companies - stock grant	77,040
Interest-Unaffiliated money market fund securities	52,773
Total income	194,813
Operating fees and expenses:
Salaries, bonuses and benefits	1,933,457
Professional	1,345,206
Administration and operations	274,379
Directors	232,500
Insurance	201,240
Software	154,526
Rent	38,598
Custody	28,646
Other	5,794
Total operating expenses	4,214,346
Net investment loss before income tax expense	(4,019,533)
Income tax expense	153
Net investment loss	(4,019,686)
Net realized (loss) gain from investments:
Unaffiliated publicly traded equity and equity-related securities	(3,001,664)
Unaffiliated legacy privately held equity and equity-related securities	(808,742)
Non-controlled affiliated publicly traded equity and equity-related securities	(21,759)
Unaffiliated rights to payments	161,512
Net realized loss from investments	(3,670,653)
Change in unrealized appreciation (depreciation) on investments:
Unaffiliated publicly traded equity and equity-related securities	4,723,425
Unaffiliated legacy privately held equity and equity-related securities	748,845
Non-controlled affiliated publicly traded equity and equity-related securities	(1,385,514)
Non-controlled affiliated legacy privately held equity and equity-related securities	(126,439)
Unaffiliated rights to payments	(136,136)
Net change in unrealized appreciation on investments	3,824,181
Net realized loss and change in unrealized appreciation on investments	153,528
Net decrease in net assets resulting from operations	$(3,866,158)
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended December 31, 2024
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(3,866,158)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss from investments	3,670,653
Net change in unrealized appreciation on investments	(3,824,181)
Board fees from portfolio companies - stock grant	(77,040)
Depreciation of fixed assets	6,207
Purchase of unaffiliated publicly traded equity and equity-related securities	(11,366,427)
Purchase of non-controlled affiliated publicly traded equity and equity-related securities	(1,376,748)
Purchase of unaffiliated money market fund securities, net	(5,903,555)
Proceeds from sale of unaffiliated publicly traded equity and equity-related securities	21,245,986
Proceeds from sale of unaffiliated legacy privately held equity and equity-related securities	123,330
Proceeds from sale of non-controlled affiliated publicly traded and equity-related securities	5,371
Distribution from unaffiliated rights to payments	1,311,311

Changes in assets and liabilities:
Decrease in prepaid expenses	1,521
Increase in other assets	(21,684)
Decrease in post-retirement plan liabilities	(274,806)
Increase in accounts payable and accrued liabilities	616,153
Net cash provided by operating activities	269,933
Net increase in cash	269,933
Cash at beginning of the year	282,167
Cash at end of the year*	$552,100
Supplemental disclosures of cash flow information:
Income taxes paid	$153

* The Company had $6,000,000 held in money market securities as of December 31, 2024, that is not treated as cash or a cash equivalent for reporting purposes.
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2024	Year Ended December 31, 2023

Changes in net assets from operations:
Net investment loss	$(4,019,686)	$(3,711,441)
Net realized loss on investments	(3,670,653)	(5,695,394)
Net change in unrealized appreciation (depreciation) on investments	3,824,181	(4,264,756)
Net decrease in net assets resulting from operations	(3,866,158)	(13,671,591)

Changes in net assets from capital stock transactions:
Treasury stock purchase	0	(1,655,398)
Net decrease in net assets resulting from capital stock transactions	0	(1,655,398)
Net decrease in net assets	(3,866,158)	(15,326,989)
Net Assets:
Beginning of the year	50,218,160	65,545,149
End of the year	$46,352,002	$50,218,160

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021		Year Ended Dec. 31 2020#

Per Share Operating Performance:
Net asset value per share, beginning of the year	$5.02	$6.32	$10.66		$9.28		$9.18
Net investment loss*	(0.40)	(0.38)	(0.25)		(0.33)		(0.05)
Net realized (loss) gain*	(0.37)	(0.56)	0.21		0.20		(0.11)
Net change in unrealized (depreciation) appreciation on investments and options*[1]	0.39	(0.42)	(4.30)		1.51		0.26
Total from investment operations*	(0.38)	(1.36)	(4.34)		1.38		0.10

Net increase as a result of purchase of treasury stock	0.00	0.06	0.00		0.00		0.00
Net (decrease) increase in net asset value	(0.38)	(1.30)	(4.34)		1.38		0.10
Net asset value per share, end of the year	$4.64	$5.02	$6.32		$10.66		$9.28

Stock price per share, end of the year	$3.67	$4.10	$5.28		$7.35		$6.66
Total return based on stock price	(10.49)%	(22.35)%	(28.16)%		10.36%		3.26%
Supplemental Data:
Net assets, end of the year	$46,352,002	$50,218,160	$65,545,149		$110,575,952		$96,317,794
Ratio of expenses to average net assets	8.88%	6.39%	3.20%	^	5.87%	^	4.61%	^
Ratio of net investment loss to average net assets	(8.47)%	(6.30)%	(2.88)%		(3.26)%		(0.59)%
Portfolio turnover	26.61%	31.56%	30.95%		44.46%		35.16%
Number of shares outstanding, end of the year	10,000,141	10,000,141	10,373,820		10,373,820		10,373,820

# Reflect a 1-for-3 reverse stock split that became effective on January 4, 2021.
* Based on average shares outstanding.
^ The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $20,600, $84,800, and $31,900, with that broker for the years ended December 31, 2022-2020, respectively.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
76.8% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
63.7% of net assets at value

Arena Group Holdings, Inc. (3)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock	(L1)		992,992	$9,807,981	$1,330,609

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock	(L1)		377,750	3,949,047	4,223,245

Brightcove, Inc. (3)		Internet Services & Infrastructure
Provides video hosting and publishing services
Common Stock	(L1)		1,053,580	2,274,585	4,583,073

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock	(L1)		410,000	2,259,403	1,016,800

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock	(L1)		1,046,597	4,566,798	3,558,430

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock	(L1)		656,139	2,163,508	2,703,293

Potbelly Corporation (3)		Restaurants
Operates a chain of sandwich shops
Common Stock	(L1)		1,091,206	5,622,618	10,279,161

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
76.8% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
63.7% of net assets at value (cont.)

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock	(L1)		472,506	$2,924,335	$1,847,498

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $33,568,275)					$29,542,109

Unaffiliated Money Market Fund Securities -
12.9% of net assets at value

JPMorgan 100% U.S. Treasury Securities Money Market Fund - Premier
(Yield 4.10%)	(L1)		3,000,000	$3,000,000	$3,000,000

JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital
(Yield 4.35%)	(L1)		3,000,000	3,000,000	3,000,000

Total Unaffiliated Money Market Fund Securities (cost: $6,000,000)					$6,000,000

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
0.2% of net assets at value

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	$0	$100,000

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $0)					$100,000

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $39,568,275)					$35,642,109

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
23.1% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
23.0% of net assets at value

comScore, Inc. (3)(6)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock	(L1)		400,451	$13,348,438	$2,338,634

Synchronoss Technologies, Inc. (3)(6)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock	(L1)		854,788	12,933,202	8,205,965
Common Stock (4)(7)	(M) (L2)		12,000	77,040	103,665
				13,010,242	8,309,630

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $26,358,680)					$10,648,264

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.1% of net assets at value

EchoPixel, Inc. (3)(4)(8)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(M) (L3)		4,194,630	$1,250,000	$44,044
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(M) (L3)		1,476,668	500,000	15,505
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(M) (L3)		1,471,577	350,000	15,451
				2,100,000	75,000

HALE.life Corporation (3)(4)(8)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				4,396,930	0

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
23.1% of net assets at value (cont.)

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$75,000

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $32,855,610)					$10,723,264

Total Investments in Publicly Traded Equity and Equity-Related Securities, Money Market Funds, and Legacy Privately Held Equity and Equity-Related Securities (cost: $72,423,885)					$46,365,373

Derivative Securities -
0.8% of net assets at value
Unaffiliated Derivative Securities (2) -
0.8% of net assets at value

Potbelly Corporation (3)(6)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$351,558

Total Unaffiliated Derivative Securities (cost: $224,849)					$351,558

Non-Controlled Affiliated Derivative Securities (2) -
0.0% of net assets at value

Synchronoss Technologies, Inc. (3)(4)(6)(7)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	$0	$22,150

Total Non-Controlled Affiliated Derivative Securities (cost: $0)					$22,150

Total Derivative Securities (cost: $224,849)					$373,708

Total Investments (cost: $72,648,734)					$46,739,081

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Other Financial Instruments (9) -

Unaffiliated Rights to Payments (Illiquid) (2) -
0.2% of net assets at value

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(4)(8)(10)	(I) (L3)	Pharmaceuticals	$0	$0	$70,456

Total Unaffiliated Rights to Payments (cost: $0)					$70,456

Total Investments in Publicly Traded and Privately Held Equity, Money Market Fund and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $72,648,734)					$46,809,537

The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2024

Notes to Consolidated Schedule of Investments

(1)See Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuation.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $371,271, or 0.8 percent of net assets.
(5)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(6)The Company is the Investment Manager of a separately managed account ("SMA") that owns shares of these portfolio companies. Under our investment management agreement for the SMA, the Company has the right to control the votes of the securities held by the SMA. The Company has voting ownership between 5 percent and 25 percent in these companies directly or when the shares held by us and our SMA are aggregated.
(7)These restricted shares of common stock and stock options for the purchase of common stock were granted to Kevin Rendino in connection with his service as a member of the Board of Directors of Synchronoss Technologies, Inc. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.
(8)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(9)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
(10)If all the remaining milestones are met, the Company would receive approximately $2.7 million. There can be no assurance as to how much of the remaining approximately $2.7 million in potential milestone-based payments will ultimately be realized or when they will be realized, if at all.
The accompanying notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. THE COMPANY

180 Degree Capital Corp. (including its wholly owned subsidiaries, the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations. From May 22, 2020 to December 24, 2024, we were also registered with the Securities and Exchange Commission as a Registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

180 Degree Private Holdings, LLC ("180PH"), is a wholly owned limited liability company that was created in October 2020 to hold certain of the Company's securities of privately held companies. 180PH is consolidated for financial reporting purposes and is a disregarded entity for tax purposes under the Internal Revenue Code ("Code").

180 Degree Capital BD, LLC ("180BD") was a 100 percent owned subsidiary of the Company that was sold to an unrelated buyer and the transaction closed in February 2023. 180BD was registered by the Company as a broker-dealer with the Financial Industry Regulatory Authority ("FINRA") that was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. Historically, the Company consolidated 180BD for financial reporting purposes.

The Company was the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in individual publicly traded portfolio companies. The Company filed a certificate of cancellation for 180CM in November 2024.

As of December 31, 2024, the Company manages approximately $1.9 million in net assets in a separately managed account ("SMA").

The Company may, in certain cases, receive management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company did not consolidate the operations of any capital managed in separate series of 180CM, and does not consolidate its separately managed account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and Articles 6 and 12 of Regulation S-X of the Securities Exchange Commission ("SEC") and include the accounts of the Company and its wholly owned subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Prior to February 2023, our wholly owned subsidiary, 180BD, was a controlled operating company that provided services to us and was, therefore, consolidated. 180PH is a controlled operating company that provide services to us and is, therefore, consolidated. All significant intercompany accounts and transactions were eliminated in the consolidated financial statements.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors, pursuant with SEC Rule 2a-5. The Valuation Committee receives information and recommendations from management. The Company may from time to time use an independent valuation firm to review select portfolio company valuations on an as needed basis. The independent valuation firm, when engaged by the Company, does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of December 31, 2024, our financial statements include investments fair valued by the Board of Directors of $722,829. The fair values were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our investments in legacy privately held companies and rights to future milestone payments, as well as our warrants for the purchase of common stock of Potbelly Corporation, our options for the purchase of common stock of Synchronoss Technologies, Inc., and our restricted common stock of Synchronoss Technologies, Inc.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Unaffiliated Rights to Payments. At December 31, 2024, the outstanding potential milestone from the acquisition of TARA Biosystems, Inc., by Valo Health, LLC were valued at $70,456. The milestone payments are valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory milestones. There can be no assurance as to how much of the amounts related to milestone payments that we will ultimately realize or when they will be realized, if at all.

Prepaid Expenses. We include prepaid insurance premiums in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance" in the Company's Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $3,592 at December 31, 2024, representing cost of $229,818, less accumulated depreciation of $226,226. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest cost on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Company's Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Write-offs are netted in interest income. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months. When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status.

Board Fees From Portfolio Companies. The Company recognizes revenues from board fees as those services are provided.
Management Fees and Performance Fees/Carried Interest from Managed Funds. The Company may be entitled to receive management fees and performance fees from clients including separately managed accounts (SMAs) and special purpose vehicles (SPVs). When applicable, the Company accrues management fees on SPVs that are to be paid upon liquidation of the entity regardless of performance. Performance fees or carried interest, if any, is paid annually by SMAs based on a fixed percentage of the increase in net assets during the year. Performance fees on SPVs, if any, are generally paid based on the amount of increase in net assets at the time of any distribution of capital above the amount of initial invested capital plus accrued expenses. The timing and payment terms of management fees and performance fees for future client accounts may be different than those of our current SMAs.

The Company does not include accruals for carried interest in the consolidated financial statements until such carried interest is received and/or the Company concludes that it is probable that a reversal of any accrual will not occur. The Company did not earn or accrue any carried interest in the year ended December 31, 2024.

Other Income. The Company may purchase restricted securities issued by publicly traded companies that include provisions that provide for payment of partial liquidated damages in the event the issuer does not meet obligations specified in the purchase agreement or other ancillary documents associated with the transaction. These obligations most commonly are associated with the filing of registration statements and/or being up to date with the filing of the issuer's financial statements with the SEC.

Put and Call Options. The Company may purchase options on publicly traded securities as an investment and/or with the intention of limiting its downside risk. When the Company purchases an option, an amount equal to the premium paid is recorded in the Consolidated Statement of Assets and Liabilities as an investment. The Company may also purchase an option at one price and write/sell an option at another price in a simultaneous transaction referred to as a spread. The amount of these assets is subsequently marked-to-market to reflect the current value of the options. In the event that the options are exercised, the Company would be required to deliver those shares to the counterparty. When the options expire unexercised, the Company realizes a loss on the premium paid, or the difference between the premium paid and the premium received, as applicable.

Rent Expense. The Company currently leases and runs daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party. On November 17, 2021, the Company amended its month-to-month lease to a lease with annual pricing through December 31, 2024, at an average price during the three years covered by the amendment of approximately $30 per square foot. On June 11, 2024, the Company extended the lease agreement for an additional year, starting January 1, 2025 through December 31, 2025, at a price of approximately $32 per square foot. All other terms and conditions remain in full force and effect.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gain or loss on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As discussed in Note 9. Income Taxes, the Company did not qualify as a regulated investment company ("RIC") under Subchapter M of the Code in 2024, and will therefore be taxed as a C-Corporation in 2024. The Company did not accrue for any income taxes as of December 31, 2024 as it did not generate ordinary income. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company also has operating loss carryforwards that can be used to offset operating income and net realized capital gains in years when it fails to qualify as a RIC. The Company recognizes interest and penalties in income tax expense. See Note 9. Income Taxes for further discussion..

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. If Company has assets denominated in foreign currencies, it does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Recent Accounting Pronouncements and Adoptions. On November 4, 2024, the Financial Accounting Standards Board ("FASB") issued ASU 2024-03, "Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses". This ASU requires that certain costs to be disclosed in each relevant expense captions. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2026, and early adoption is permitted. This ASU is not expected to have a material impact on the Company's consolidated financial statements.

On June 30, 2022, the FASB issued ASU 2022-03, "'Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions." This ASU clarified that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The guidance was effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. This ASU was adopted and did not have a material impact on the Company's consolidated financial statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 100 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 2 percent of our portfolio, excluding money market investments, was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of Potbelly Corporation and options and restricted common stock of Synchronoss Technologies, Inc. which are securities of publicly traded companies. Because there is typically no public or readily ascertainable market for our securities of our legacy privately held companies, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries at the time of each investment, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of December 31, 2024, our largest 10 investments by value, excluding money market investments, accounted for approximately 98 percent of the value of our investment portfolio. Our largest three investments, by value, excluding money market investments, Potbelly Corporation, Synchronoss Technologies, Inc., and Brightcove, Inc., accounted for approximately 25 percent, 20 percent and 11 percent, respectively, of our investment portfolio at December 31, 2024. Potbelly Corporation, Synchronoss Technologies, Inc. and Brightcove, Inc. are publicly traded companies.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

We may from time to time invest in securities that are denominated in foreign currencies. As of December 31, 2024, our investments were not subject to foreign currency risk as they were all denominated in U.S. dollars.

NOTE 4. FAIR VALUE OF INVESTMENTS

At December 31, 2024, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	December 31, 2024
Publicly Traded Equity and Equity-Related Securities:
Common Stock	$40,086,708	$103,665	$0	$40,190,373
Money Market Mutual Funds - Institutional Class Shares	6,000,000	0	0	6,000,000
Warrants/Stock Options	0	0	373,708	373,708

Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock	$0	$0	$75,000	$75,000
Common Stock	0	0	0	0
LLC Interests	0	0	100,000	100,000
Total Investments:	$46,086,708	$103,665	$548,708	$46,739,081

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$70,456	$70,456
Total Financial Assets:	$46,086,708	$103,665	$619,164	$46,809,537

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of December 31, 2024	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Volatility	43.6% - 79.9% (45.7%)
Warrants / Options	$373,708	Income Approach	Time to Exit (Years)	1.1 - 5.9 (1.4)
Preferred Stock	0	Income Approach	Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% (0.0%)
Preferred Stock	75,000	Market Approach	Bid/Ask	$75,000 ($75,000)
Common Stock	0	Income Approach	Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% (-100.0%)
LLC Profit Interests	100,000	Market Approach	Bid/Ask	$100,000 ($100,000)
			Probability of Achieving Independent Milestones	5.0% (5.0%)
			Probability of Achieving Dependent Milestones	2.4% - 3.7% (3.1%)
Rights to Payments	70,456	Income Approach	Time to Cash Flows (Years)	2.5 - 4.5 (3.5)
Total	$619,164

(a) Weighted average based on fair value at December 31, 2024.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, LLC Interests, and Common Stock

Preferred stock, LLC interests, and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows. Common inputs for valuing Level 2 investments include adjustment for lack of marketability on unregistered securities, and material information released by public companies subsequent to the closing price on date of the valuation.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such securities or another indication of value such as a sale of the portfolio company or an expectation that we may exercise the security prior to expiration. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. We are entitled to potential future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the year ended December 31, 2024, the valuation approach for EchoPixel, Inc., changed from the Income Approach to the Market Approach owing to the primary input of a bid/ask spread being used as the basis for determining value rather than option pricing models.

The following chart shows the components of change in the financial assets categorized as Level 3 for the year ended December 31, 2024:

	Beginning Balance 1/1/2024	Total Realized Gains (Loss) Included in Changes in Net Assets		Transfers	Total Unrealized (Depreciation) Appreciation Included in Changes in Net Assets	Investments in Portfolio Companies	Disposals and Settlements	Ending Balance 12/31/2024	Amount of Total Appreciation (Depreciation) for the Year included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Warrants/Stock Options	$480,114	$(112,854)	1	$0	$6,448	$0	$0	$373,708	$(106,406)

Preferred Stock	319,975	(597,307)	1	0	466,386	0	(114,054)	75,000	(126,439)

Common Stock	15,091	(108,258)		0	93,167	0	0	0	0

LLC Interests	150,000	0		0	(50,000)	0	0	100,000	(50,000)

Rights to Milestone Payments	1,356,391	161,512	1	0	(136,136)	0	(1,311,311)	70,456	(136,137)

Total	$2,321,571	$(656,907)		$0	$379,865	$0	$(1,425,365)	$619,164	$(418,982)

1 Represents gross realized gains or gross realized losses.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry, other than money market investments, as of December 31, 2024.

Industry	Value as of December 31, 2024	% of Net Assets	Value as of December 31, 2024	% of Net Assets
Advertising			$2,338,634	5.0%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,338,634	5.0%
Application Software			8,331,780	18.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,331,780	18.0%
Asset Management & Custody Banks			100,000	0.2%
Unaffiliated Portfolio Companies	100,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			2,703,293	5.8%
Unaffiliated Portfolio Companies	2,703,293	5.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks			1,016,800	2.2%
Unaffiliated Portfolio Companies	1,016,800	2.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services			1,847,498	4.0%
Unaffiliated Portfolio Companies	1,847,498	4.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			75,000	0.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	75,000	0.2%
Health Care Technology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			1,330,609	2.9%
Unaffiliated Portfolio Companies	1,330,609	2.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Internet Services & Infrastructure			4,583,073	9.9%
Unaffiliated Portfolio Companies	4,583,073	9.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			70,456	0.2%
Unaffiliated Portfolio Companies	70,456	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			10,630,719	22.9%
Unaffiliated Portfolio Companies	10,630,719	22.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Steel			4,223,245	9.1%
Unaffiliated Portfolio Companies	4,223,245	9.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			3,558,430	7.7%
Unaffiliated Portfolio Companies	3,558,430	7.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Total	$40,809,537		$38,962,039

NOTE 6. DERIVATIVES

During the year ended December 31, 2024, the Company did not purchase or sell any derivative securities. The Company was assigned all economic benefit for options for the purchase of Common Stock and restricted stock units of Synchronoss Technologies, Inc., that were issued to Kevin M. Rendino, Chairman, Chief Executive Officer and Portfolio Manager of the Company for his service on the Board of Directors of Synchronoss Technologies.

The following table presents the effect of derivatives held during the year ended December 31, 2024, along with the respective location in the consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26 (acquired 2/10/21)	Investments	$351,558	--	--

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30 (acquired 12/4/23)	Investments	22,150	--	--

CONSOLIDATED STATEMENT OF OPERATIONS:

Derivatives	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	$0	$(115,927)

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	(112,854)	112,854

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	9,521

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, 401(k) employer match, medical and dental benefits) paid by the Company during the year ended December 31, 2024, to its officers amounted to approximately $1.8 million. As of December 31, 2024, there is no accrual for deferred bonuses.

The aggregate compensation paid by the Company to the independent members of its Board of Directors during the year ended December 31, 2024 was $232,500.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the year ended December 31, 2024, the Compensation Committee approved a 100 percent match, which amounted to approximately $122,333.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees. At December 31, 2024, we had $352,480 accrued for accumulated post-retirement benefit obligation for certain of these former employees, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

The post-retirement plan is unfunded and has no assets. The following disclosures about changes in the benefit obligation under the plan to provide medical and dental insurance for retirees are as of the measurement date of December 31, 2024:

2024
Accumulated post-retirement benefit obligation - December 31, 2023	$494,944
Interest cost	22,140
Actuarial gain	(132,342)
Benefits paid	(32,262)
Accumulated post-retirement benefit obligation - December 31, 2024	$352,480

In accounting for the plan, the assumption made for the discount rate was 5.37 percent for the year ended December 31, 2024. The discount rate was calculated using the December 31, 2024 FTSE Pension Liability Index. The assumed health care cost trend rates is assumed to be 7.5 percent in 2024 grading down to 6.60 percent uniformly over 3 years and then following the Getzen model thereafter for medical and 5 percent per year for dental.

The following is the net periodic post-retirement benefit cost for the year ended December 31, 2024:

2024
Interest cost on accumulated post-retirement benefit obligation	$22,140
Amortization of net gain	(19,978)
Net periodic post-retirement benefit cost	$2,162

The Company estimates the following benefits to be paid in each of the following years:

2025	$23,529
2026	44,400
2027	45,098
2028	25,607
2029	25,890
2030 through 2034	125,967

For the year ended December 31, 2024, net unrecognized actuarial loss of $112,364 resulted primarily from the decrease in the discount rate, which represents $132,342 of actuarial gain arising during the year, and from a reclassification adjustment of $19,978 that decreased the net periodic benefit cost for the year.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan had no impact on his accrued benefits. Following his death in October 2024, the Company has no further liabilities regarding these benefits as of December 31, 2024.

NOTE 9. INCOME TAXES

The Company filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015, as well as 2017 and 2019. The Company did not qualify as a RIC under Subchapter M of the Code in 2016, 2018, 2020, 2021, 2022, 2023 and 2024. The Company did not have net taxable income in any of 2016, 2018, 2020, 2021, 2022, 2023 or 2024, so the failure to qualify as a RIC did not result in a tax liability for the Company. Under the Code, if the Company fails to qualify as a RIC three years in a row, it would be subject to taxation as a C-Corporation on built-in gains should realization of those gains occur within five years of the date of the last annual failure even if the Company qualified as a RIC in a future year.

As of December 31, 2024, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2024, as a result of failing certain Diversification Tests. The failure to qualify as a RIC in 2024 will be the fifth year in a row that such qualification was not attained. As of December 31, 2024, the Company did not have any built-in gains that would be subject to taxation as a C-Corporation should the Company qualify as a RIC in a future year. Additionally, should the Company qualify as a RIC in a future year, it would be required to distribute any accumulated and undistributed ordinary income and/or undistributed long-term capital gains. As of December 31, 2024, the Company did not have any undistributed ordinary income and/or undistributed long-term capital gains. As a C-Corporation, the Company is permitted to use historical operating loss carryforwards to offset income and gains for tax purposes. As of December 31, 2024, the Company had approximately $91.4 million in operating loss carryforwards that begin to expire in 2026.

The Company's status as a RIC is irrevocable, but qualification is measured both quarterly and annually. Given the Company's status as a RIC and that the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, the Company does not include a deferred tax asset and valuation allowance on deferred tax asset on its Consolidated Statement of Assets and Liabilities.

Under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might act in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. We will fail to qualify for RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test, the Diversification Tests or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all our taxable income, whether or not distributed. In addition to the corporate tax that would be paid by the Company, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends and generally subject to up to a 30 percent withholding tax if received by a non-U.S. shareholder, although such dividends may qualify for long-term capital gain treatment as "qualified dividends" for U.S. shareholders meeting certain holding period requirements. If the aggregate values of our non-qualifying assets remain below 50 percent of total assets and no non-qualifying asset represents more than 25 percent of the total assets, we will continue to pass the Diversification Tests. Rather than selling portfolio companies that are performing well in order to pass our RIC Diversification Tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit the Company and our shareholders.

For federal tax purposes, the Company’s 2021 through 2023 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for New Jersey state tax purposes, the Company’s 2020 through 2023 tax years remain open for examination by the tax authorities under a four-year statute of limitations. The Company will file its 2024 federal and state taxes.
For the year ended December 31, 2024, the Company recorded a consolidated expense of $153 in federal, state and local income taxes.
The Company updated certain components of capital accounts on a tax-basis in 2024, to reflect a return of capital statement of position ("ROCSOP") adjustment. This ROCSOP adjustment includes the reclassification of $4,019,686 of accumulated net operating loss into additional paid in capital. This reclassification results primarily from certain non-deductible expenses and net operating loss. There is no impact to net asset value per share as a result of this ROCSOP adjustment. This adjustment may change in future years if the Company does not qualify as a RIC in a given tax year.
As of December 31, 2024, the Company's net unrealized depreciation of $25,839,197 was comprised of unrealized depreciation of $33,964,151 and unrealized appreciation is $8,124,954. The book cost of investments is $72,648,734. As of December 31, 2024, the Company's net tax unrealized depreciation of $24,878,811 was comprised of tax unrealized depreciation of $33,003,765 and tax unrealized appreciation is $8,124,954. The tax cost of investments is $71,688,348. As of December 31, 2024, the Company was in a loss position and therefore did not have any undistributed ordinary income and/or undistributed long-term capital gains.

As of December 31, 2024, we had loss carryforwards in aggregate of $23,460,501, long term. Capital losses for the year ended December 31, 2024, were $3,670,653. As of December 31, 2024, we had cumulative capital losses, which were derived during years when the Company failed as a RIC, totaling $10,438,040, which may be carried back 3 years or carried forward 5 years. As of December 31, 2024, we had post-enactment cumulative capital losses under the provisions of the Regulated Investment Company Modernization Act of 2010 (the "Act"), which were derived during years when the Company qualified as a RIC, totaling $13,022,461. Post-enactment losses have no expiration date.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. The change of the federal corporate tax rate from 35 percent to 21 percent in the 2017 Act may impact future decisions regarding the issuance of deemed dividends should the Company failed to qualify as a RIC under Subchapter M of the Code and be in a net taxable gain position on investments.
NOTE 10. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On June 11, 2024, the Company signed an extension of its lease to December 31, 2025, under substantially similar terms of its original lease. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the year ended December 31, 2024:

Company	Purchases/Cost	Sales Proceeds/Distributions
Arena Group Holdings, Inc.	$1,642	$0
Ascent Industries Co.	708,237	0
Aviat Networks, Inc.	2,639,612	2,108,445
Brightcove, Inc.	2,402,187	1,447,727
Commercial Vehicle Group, Inc.	589,174	121,404
comScore, Inc.	1,200,384	5,371
D-Wave Quantum, Inc.	0	774,036
Hudson Technologies, Inc.	639,950	570,387
Intevac, Inc.	383,020	145,984
Lantronix, Inc.	2,416,520	2,530,071
Mama's Creations, Inc.	0	3,316,833
Potbelly Corporation	940,062	4,153,834
Quantum Corporation	504,633	4,028,108
Rayonier Advanced Materials, Inc.	0	2,003,300
RF Industries, Ltd.	82,684	0
Synchronoss Technologies, Inc. (1)	253,404	0
Miscellaneous Common Stocks (2)	58,706	45,857
Total Publicly Traded Equity and Equity-Related Securities Purchases and Sales Proceeds	$12,820,215	$21,251,357

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc.	$0	$1,311,311
Magnolia Neurosciences Corporation	0	119,416
AutoTech Ventures Management I, LLC	0	3,914
Total Legacy Privately Held Equity and Equity-Related Securities Cost and Distributions	$0	$1,434,641
Total Purchases/Cost and Sales Proceeds/Distributions	$12,820,215	$22,685,998

(1) During the year ended December 31, 2024, the Company received restricted stock units from Synchronoss Technologies, Inc. ("SNCR") which were issued to the Company for Kevin Rendino's service on the Board of Directors of SNCR. These restricted stock units had a cost basis of $77,040 on the date the restricted stock units vested. Amounts related to restricted stock units are also presented as "Board fee from portfolio companies - stock grant" on the Company's Consolidated Statement of Cash Flows.

(2) Miscellaneous Common Stocks are unrestricted common stocks of publicly traded companies that the Company has not disclosed publicly.

NOTE 12. SHARE REPURCHASE PROGRAM

On August 5, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about August 20, 2024. As of December 31, 2024, no repurchases under this reauthorization have occurred.

NOTE 13. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies, including serving as members of the board of directors. In certain cases, we receive fees for providing such assistance. During the year ended December 31, 2024, we received fees totaling $65,000 in cash and $77,040 in stock grant, included in the Company's Consolidated Statement of Operations in "Board fees from portfolio companies."

NOTE 14. SUBSEQUENT EVENTS

Management of the Company has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements. Management does note the following:

On January 17, 2025, the Company announced that it had entered into a definitive agreement (the "Merger Agreement") to combine with Mount Logan Capital Inc. ("Mount Logan") in an all-stock transaction (the "Business Combination"). The surviving entity is expected to be a Delaware corporation operating as Mount Logan Capital Inc. ("New Mount Logan") listed on Nasdaq under the symbol MLCI. In connection with the Business Combination, 180 Degree Capital shareholders will receive proportionate ownership of New Mount Logan determined by reference to 180 Degree Capital's net asset value at closing relative to a valuation of Mount Logan of approximately $67.4 million at signing, subject to certain pre-closing adjustments. The Business Combination is currently expected to close in mid-2025, subject to regulatory and shareholder approvals. There are no changes to the Company's Investment Policies or Investment Objectives in conjunction with the signing of the definitive agreement for the Business Combination. In conjunction with the signing of the Merger Agreement, the Company paid $500,000 for a fairness opinion to Fenchurch Advisory Partners US, Inc. ("Fenchurch"), a financial advisor retained by the special committee of the Board of Directors of the Company. The Company has agreed to pay Fenchurch a net fee of $1,000,000 should the Business Combination close successfully.

NOTE 15. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2023	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2024
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD EQUITY & EQUITY-RELATED SECURITIES(E):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$105,304	$0	$(61,260)	$(61,260)	$44,044
	Series Seed-2 Convertible Preferred Stock	0	0	37,818	0	(22,313)	(22,313)	15,505
	Series A-2 Convertible Preferred Stock	0	0	58,317	0	(42,866)	(42,866)	15,451
HALE.life Corporation	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series Seed-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	0	0	0	0	0
Total Non-Controlled Affiliated Legacy Privately Held Equity & Equity-Related Securities		$0	$0	$201,439	$0	$(126,439)	$(126,439)	$75,000

NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(E):
comScore, Inc.	Common Stock	$0	$(21,759)	$5,481,909	$0	$(3,143,275)	$(4,316,529)	$2,338,634
Synchronoss Technologies, Inc.	Common Stock	$0	$0	$5,134,732	$3,071,233	$0	$2,894,869	$8,205,965
	Common Stock - Restricted	0	0	0	103,665	0	26,625	103,665
	Options for Common Stock	0	0	12,629	9,521	0	9,521	22,150
		$0	$(21,759)	$10,629,270	$3,184,419	$(3,143,275)	$(1,385,514)	$10,670,414
Total Non- Controlled Affiliated Publicly Traded Equity & Equity-Related Securities		$0	$(21,759)	$10,830,709	$3,184,419	$(3,269,714)	$(1,511,953)	$10,745,414

(A)Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of December 31, 2024.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the year ended December 31, 2024.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
comScore, Inc.		Advertising
Common Stock	(L1)		400,451	$13,348,438	$2,338,634
Synchronoss Technologies, Inc.		Application Software
Common Stock	(L1)		854,788	$12,933,202	$8,205,965
Common Stock - Restricted	(M) (L3)		12,000	77,040	103,665
				$13,010,242	$8,309,630
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (23.0%)				$26,358,680	$10,648,264

Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(M) (L3)		4,194,630	$1,250,000	$44,044
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(M) (L3)		1,476,668	500,000	15,505
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(M) (L3)		1,471,577	350,000	15,451
				$2,100,000	$75,000
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				$4,396,930	$0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.2%)				$6,496,930	$75,000

Non-Controlled Affiliated Derivative Securities
Synchronoss Technologies, Inc.		Application Software
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	$0	$22,150
Total Non-Controlled Affiliated Derivative Securities (0.0%)				$0	$22,150

Total Non-Controlled Affiliated Securities (23.2%)				$32,855,610	$10,745,414

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of 180 Degree Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of 180 Degree Capital Corp. (the “Company”), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). The consolidated financial highlights for each of the years in the three-year period ended December 31, 2022 were audited by another independent registered public accounting firm whose report, dated February 27, 2023, expressed an unqualified opinion on those consolidated financial highlights. In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2024, and the consolidated results of their operations and their cash flows for the year then ended, the changes in their net assets and financial highlights for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, transfer agent and issuers of privately offered securities. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Company’s auditor since 2023.

EISNERAMPER LLP
New York, New York
February 13, 2025

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Forms N-PORT are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Management of 180 Degree Capital Corp.*

Name, Address and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors and Executive Officers
Kevin M. Rendino[1] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 58	Chairman, Chief Executive Officer and Portfolio Manager	Chief Executive Officer and Portfolio Manager: March 2017 to present; Member of the Board: June 2016 to present	N/A	N/A	Synchronoss Technologies, Inc.
Daniel B. Wolfe 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 47	President, Chief Financial Officer and Chief Compliance Officer	President: January 2009 to present; Chief Financial Officer and Chief Compliance Officer: July 2016 to present; Portfolio Manager and Member of the Board: March 2017 to present	N/A	N/A	None
Independent Directors
Stacy R. Brandom[2,3,4,5] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 67	Independent Director	January 2014 to present	Chief Financial Officer of Save the Children U.S. (June 2015 to March 2019)	N/A	None
Richard P. Shanley[2,3,4,5,6] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 77	Independent Director	March 2007 to present	N/A	N/A	None
Parker A. Weil[2,3,4,5] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 59	Independent Director	July 2017 to present	Global Co-Head of Investment Banking at TD Cowen (Since August 2018)	N/A	None

Name, Address and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Other Executive Officers
Robert E. Bigelow 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 57	Vice President, Head of Fund Development	October 2017 to present	N/A	N/A	None
Alicia M. Gift 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 48	Senior Controller, Secretary and Treasurer	Senior Controller: June 2016 to present; Secretary and Treasurer July 2017 to present	N/A	N/A	None

    1. Chairman of the Board 2. Member of Audit Committee    3. Member of Valuation Committee
4. Member of Compensation Committee 5. Member of Nominating Committee 6. Lead Independent Director

* The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 973-746-4500 or email ir@180degreecapital.com.

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Proskauer Rose LLP
Independent Registered Public Accounting Firm: EisnerAmper LLP
Custodian of Securities: US Bank, N.A.
Transfer Agent & Registrar: Equiniti Trust Company, LLC
EQ Shareowner Services
PO Box 64874
St Paul MN 55164-0874
1-800-401-1957
Website: www.equiniti.com/us Email: info@equiniti.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are not a direct shareholder (i.e., you hold your shares of us in a brokerage account), please contact your financial institution to opt out of householding. If you are a direct shareholder (i.e., you hold your shares of us at our transfer agent) and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

The Board has adopted a code of ethics applicable to our senior executive officers that is designed to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships (the "Code of Conduct"). Our Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs. The Company did not grant any waivers from any provisions of the Code of Conduct during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board has determined that all of the members of the Company's Audit Committee of the Board, Stacy R. Brandom, Richard P. Shanley and Parker A. Weil, meet the definition of "audit committee financial expert" as that term is defined by the SEC and are "independent" pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

Audit Committee's Pre-Approval Policies

In 2024, the Audit Committee pre-approved all audit and non-audit services provided to us by the Company's auditor in 2024, EisnerAmper LLP ("Eisner"). The Audit Committee's Pre-Approval Policies and Procedures provide that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.

The Audit Committee has determined that the provision of non-audit services that were provided during 2024 is compatible with maintaining Eisner's independence in performing audit services for the Company.

Fees Paid to Eisner for 2024 and 2023

Eisner performed various audits and other services for us during 2024 and 2023, respectively. The following table presents a summary of the 2024 and 2023 fees billed by Eisner:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$183,750	$178,500
Audit-Related Fees	0	0
Tax Fees	35,175	34,125
All Other Fees	0	0
Total Fees	$218,925	$212,625

Audit Fees
Audit fees include fees for professional services rendered by each of Eisner in connection with its annual audit of the Company's consolidated financial statements and assistance with and review of documents filed with the SEC.

Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under “Audit Fees.” This includes fees billed for issuances of consents for Registration Statements and consultation regarding financial accounting standards and reporting standards. The Company incurred no audit-related fees for the fiscal years ended December 31, 2024 and December 31, 2023.

Tax Fees
Tax fees consist of fees billed for professional services for corporate and subsidiary tax compliance, tax advice and tax planning. These services included assistance regarding federal, state, local and international tax compliance.

All Other Fees
All other fees would include fees for products and services other than the services reported above. In 2024 and 2023, there were no such fees paid to Eisner.

Item 5. Audit Committee List of Registrants.

The Audit Committee, comprised of independent directors Stacy R. Brandom (chair), Richard P. Shanley and Parker A. Weil, (i) oversees all material aspects of our accounting and financial reporting processes, internal control and audit functions; (ii) monitors the independence and performance of our independent registered public accountants; (iii) provides a means for open communication among our independent registered public accountants, financial and senior management, and the Board; and (iv) oversees compliance by us with legal and regulatory requirements.

The Audit Committee operates pursuant to a written charter approved by our Board. A current copy of the Audit Committee Charter of the Company is available on our website (https://ir.180degreecapital.com/corporate-governance). The Audit Committee Charter sets out the responsibilities, authority and duties of the Audit Committee.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2024, Kevin M. Rendino and Daniel B. Wolfe are primarily responsible for the day-to-day management of the Company's portfolio as Portfolio Managers.

    Mr. Rendino has served as Chairman and Chief Executive Officer of the Company since March 2017 and as a member of the Board since June 2016. From 2012 to 2016, Mr. Rendino served as Chairman and Chief Executive Officer of RGJ Capital, where he led a Graham and Dodd approach to value investing. His team focused on a blend of long-only ideas and pair trades when a statistical anomaly and inconsistency between two variables are identified. Since December 2023, Mr. Rendino has served as a director of Synchronoss Technologies, Inc., a publicly traded company in which we have an investment. From November 2017 to August 2019, Mr. Rendino served as a director of TheStreet, Inc., a publicly traded company in which we had an investment. From March 2019 to April 2021, Mr. Rendino served as a director of Synacor, Inc., a publicly traded company in which we had an investment.

    Mr. Wolfe has served as President since January 2009, as Chief Financial Officer and Chief Compliance Officer since July 2016, and as Portfolio Manager and a member of the Company's Board since March 2017. He served as Chief Operating Officer and a Managing Director from January 2008 to June 30, 2016. He served as Chief Financial Officer from January 2008 to December 31, 2012, as Treasurer from May 2008 to December 31, 2012, and from July 2016 to April 2017. He has served as a member of the board of directors of privately held and publicly traded companies in which we have had investments. From September 2021 to December 2023, he served as a director of Parabellum Acquisition Corp., a publicly traded special purpose acquisition company whose sponsor, Parabellum Acquisition Holdings, LLC, is a company in which we had an investment.

(a)(2)    Not applicable.

(a)(3)    The principal elements of our executive compensation program for 2024 are base salary, bonus, other benefits and perquisites, and severance benefits. The Compensation Committee of the Board believes that each element is essential to achieve the Company’s objectives as set forth above.

Base Salaries. We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary. We review base salaries for our named executive officers annually, often employing data provided from independent compensation consultants. Base salaries have historically been adjusted annually for inflation and also based on changes in the marketplace and an executive’s individual performance, salary position among peers, career growth potential and/or a change in responsibilities.

Cash Bonuses. The Company provides annual bonuses at the discretion of the Committee derived from a number of quantitative and qualitative inputs including, but not limited to:

•Performance against individual and corporate targets and goals;
•Performance as compared to indices and other observable entities that track or invest in microcapitalization publicly traded companies;
•Full year actual versus estimated expenses and expenses as a percentage of assets;
•Changes in the price per share of the Company’s stock, including dividends, if any;
•Changes in the net asset value of the Company, including dividends, if any; and
•The importance of retaining employees.

The weighting of these inputs in the Committee’s determinations of bonuses are adjusted based on a retrospective full analysis of individual and corporate achievements and challenges during the year under consideration.

Severance Benefits. To further incentivize and retain Messrs. Rendino and Wolfe, we entered into an Executive Severance Agreement with each executive.

Each of Messrs. Rendino and Wolfe's Executive Severance Agreement provides that the executive will receive the following severance benefits in the event that an executive’s employment is terminated by us other than for “cause” or an executive resigns for “good reason.”

•Twelve months of base salary to be paid in cash periodically in accordance with the Company’s normal payroll policies;
•a portion of executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year, only to be paid to the extent that performance metrics in the plan are achieved and at the same time as payments to other executives in the applicable incentive compensation plan are paid; and
•Twelve months of COBRA premiums.

Further, under the terms of each Executive Severance Agreement for Messrs. Rendino and Wolfe, in the event an executive’s employment is terminated other than for “cause” or an executive resigns for “good reason” within the period commencing three months prior to a change in control and ending 12 months after a change in control, the severance will consist of:

•Twelve months of base salary to be paid in a single cash lump-sum;
•a portion of an executive’s incentive compensation in cash for the fiscal year in which executive's employment terminates, pro-rated based on time employed during the fiscal year;
•Twelve months of COBRA premiums.

For purposes of the Executive Severance Agreements, "cause" generally means:

•an act of dishonesty made in connection with the executive’s responsibilities as an employee;
•conviction of, or plea of nolo contendere to, a felony or any crime involving fraud or embezzlement;
•gross misconduct;
•unauthorized use or disclosure of any proprietary information or trade secrets;
•willful breach of any obligations under any written agreement or covenant with the Company;

•failure to cooperate in good faith with a governmental or internal investigation; or
•continued failure to perform duties after receiving a written demand of performance.

For purposes of the Executive Severance Agreements, "good reason" generally means a voluntary termination following the occurrence of one or more of the following, without the executive’s consent that is not cured within 30 days of notice to the Company:

•a material reduction of responsibilities;
•a material reduction in base salary; or;
•a material change (at least 50 miles) in the geographic location of Executive’s primary work facility or location.

(a)(4)    As of December 31, 2024, Mr. Rendino and Mr. Wolfe beneficially owned equity securities of the Company valued over $1,000,000 and between $500,001 and $1,000,000, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Year 2024	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs [1]
01/01 - 01/31	0	$0	0	$5,000,000
02/01 - 02/28	0	0	0	5,000,000
03/01 - 03/31	0	0	0	5,000,000
04/01 - 04/30	0	0	0	5,000,000
05/01 - 05/31	0	0	0	5,000,000
06/01 - 06/30	0	0	0	5,000,000
07/01 - 07/31	0	0	0	5,000,000
08/01 - 08/31	0	0	0	5,000,000
09/01 - 09/30	0	0	0	5,000,000
10/01 - 10/31	0	0	0	5,000,000
11/01 - 11/30	0	0	0	5,000,000
12/01 - 12/31	0	0	0	5,000,000
Total	0		0

1    On February 16, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about February 24, 2024. On August 5, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about August 20, 2024. As of December 31, 2024, no repurchases under this reauthorization have occurred.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated March 1, 2024.

Item 11. Controls and Procedures.

(a)    Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)    The Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs.

(a)(2)    Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

The Company's Clawback Policy is attached hereto as Exhibit 99.1

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)    Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: February 13, 2025

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: February 13, 2025		Date: February 13, 2025